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                                                                   Exhibit 4.4.1


1. The Participation Agreement dated as of December __, 2001 by and among EME Homer City Generation, L.P., a Pennsylvania limited partnership, as Facility Lessee; Homer City OL1, a Delaware limited liability company, as Owner Lessor; Wells Fargo, both in its individual capacity and solely as Owner Manager; General Electric Capital Corporation, a Delaware corporation, as Owner Participant; Homer City Funding LLC, a Delaware limited liability company, as Lender; The Bank of New York (as successor to United States Trust Company of New York), both in its individual capacity and solely as Lease Indenture Trustee; The Bank of New York (as successor to United States Trust Company of New York), both in its individual capacity and solely as Security Agent; and The Bank of New York (as successor to United States Trust Company of New
         York), both in its individual capacity and solely as Bondholder
         Trustee.

2. The Participation Agreement dated as of December __, 2001 by and among EME Homer City Generation, L.P., a Pennsylvania limited partnership, as Facility Lessee; Homer City OL2, a Delaware limited liability company, as Owner Lessor; Wells Fargo, both in its individual capacity and solely as Owner Manager; Full Service Lease Corp., a Delaware corporation, as Owner Participant; Homer City Funding LLC, a Delaware limited liability company, as Lender; The Bank of New York (as successor to United States Trust Company of New York), both in its individual capacity and solely as Lease Indenture Trustee; The Bank of New York (as successor to United States Trust Company of New York), both in its individual capacity and solely as Security Agent; and The Bank of New York (as successor to United States Trust Company of New
         York), both in its individual capacity and solely as Bondholder
         Trustee.

3. The Participation Agreement dated as of December __, 2001 by and among EME Homer City Generation, L.P., a Pennsylvania limited partnership, as Facility Lessee; Homer City OL3, a Delaware limited liability company, as Owner Lessor; Wells Fargo, both in its individual capacity and solely as Owner Manager; Full Service Lease Corp., a Delaware corporation, as Owner Participant; Homer City Funding LLC, a Delaware limited liability company, as Lender; The Bank of New York (as successor to United States Trust Company of New York), both in its individual capacity and solely as Lease Indenture Trustee; The Bank of New York (as successor to United States Trust Company of New York), both in its individual capacity and solely as Security Agent; and The Bank of New York (as successor to United States Trust Company of New
         York), both in its individual capacity and solely as Bondholder
         Trustee.

4. The Participation Agreement dated as of December __, 2001 by and among EME Homer City Generation, L.P., a Pennsylvania limited partnership, as Facility Lessee; Homer City OL4, a Delaware limited liability company, as Owner Lessor; Wells Fargo, both in its individual capacity and solely as Owner Manager; Full Service Lease Corp., a Delaware corporation, as Owner Participant; Homer City Funding LLC, a Delaware limited liability company, as Lender; The Bank of New York

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         (as successor to United States Trust Company of New York), both in its individual capacity and solely as Lease Indenture Trustee; The Bank of New York (as successor to United States Trust Company of New York), both in its individual capacity and solely as Security Agent; and The Bank of New York (as successor to United States Trust Company of New
         York), both in its individual capacity and solely as Bondholder
         Trustee.

5. The Participation Agreement dated as of December __, 2001 by and among EME Homer City Generation, L.P., a Pennsylvania limited partnership, as Facility Lessee; Homer City OL5, a Delaware limited liability company, as Owner Lessor; Wells Fargo, both in its individual capacity and solely as Owner Manager; Full Service Lease Corp., a Delaware corporation, as Owner Participant; Homer City Funding LLC, a Delaware limited liability company, as Lender; The Bank of New York (as successor to United States Trust Company of New York), both in its individual capacity and solely as Lease Indenture Trustee; The Bank of New York (as successor to United States Trust Company of New York), both in its individual capacity and solely as Security Agent; and The Bank of New York (as successor to United States Trust Company of New
         York), both in its individual capacity and solely as Bondholder
         Trustee.

6. The Participation Agreement dated as of December __, 2001 by and among EME Homer City Generation, L.P., a Pennsylvania limited partnership, as Facility Lessee; Homer City OL6, a Delaware limited liability company, as Owner Lessor; Wells Fargo, both in its individual capacity and solely as Owner Manager; Full Service Lease Corp., a Delaware corporation, as Owner Participant; Homer City Funding LLC, a Delaware limited liability company, as Lender; The Bank of New York (as successor to United States Trust Company of New York), both in its individual capacity and solely as Lease Indenture Trustee; The Bank of New York (as successor to United States Trust Company of New York), both in its individual capacity and solely as Security Agent; and The Bank of New York (as successor to United States Trust Company of New
         York), both in its individual capacity and solely as Bondholder
         Trustee.

7. The Participation Agreement dated as of December __, 2001 by and among EME Homer City Generation, L.P., a Pennsylvania limited partnership, as Facility Lessee; Homer City OL7, a Delaware limited liability company, as Owner Lessor; Wells Fargo, both in its individual capacity and solely as Owner Manager; Full Service Lease Corp., a Delaware corporation, as Owner Participant; Homer City Funding LLC, a Delaware limited liability company, as Lender; The Bank of New York (as successor to United States Trust Company of New York), both in its individual capacity and solely as Lease Indenture Trustee; The Bank of New York (as successor to United States Trust Company of New York), both in its individual capacity and solely as Security Agent; and The Bank of New York (as successor to United States Trust Company of New
         York), both in its individual capacity and solely as Bondholder
         Trustee.

8. The Participation Agreement dated as of December __, 2001 by and among EME Homer City Generation, L.P., a Pennsylvania limited partnership, as Facility Lessee; Homer City OL8, a Delaware limited liability company, as Owner Lessor;


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         Wells Fargo, both in its individual capacity and solely as Owner
         Manager; Full Service Lease Corp., a Delaware corporation, as Owner Participant; Homer City Funding LLC, a Delaware limited liability company, as Lender; The Bank of New York (as successor to United States Trust Company of New York), both in its individual capacity and solely as Lease Indenture Trustee; The Bank of New York (as successor to United States Trust Company of New York), both in its individual capacity and solely as Security Agent; and The Bank of New York (as successor to United States Trust Company of New York), both in its individual capacity and solely as Bondholder Trustee.









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